UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2004

                        THE SINGING MACHINE COMPANY, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       0-24968               95-3795478
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


               6601 Lyons Road, Bldg. A-7, Coconut Creek, Fl 33073
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (954) 596-1000

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On October 22, 2004, we received a written resignation from Joseph Testa, member of the board of directors. Mr. Testa was appointed to the board of directors on September 8, 2004 and was a member of the compensation and audit committee. Although Mr. Testa's resignation letter dated October 22, 2004 did not state a reason for his resignation, we have attached a copy of this letter to this Form 8-K for reference.

            On October 27, 2004, subsequent to Mr. Testa's resignation, we inquired as to the reason of his resignation and he provided our counsel with a letter stating he was "not sure of the reason." Later that same day, our counsel received an email from Mr. Testa memorializing various reasons for his resignation, including commenting on our process for selecting auditors. This letter is not included in this filing because we are considering our obligation to file a communication received from a former director after resignation as well as we need to clarify its content.

            We will provide Mr. Testa with a copy of this Form 8-K in order for him to furnish us with a letter as promptly as possible stating whether he agrees with the above-statement or not.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(B)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(C)      EXHIBITS.

         Not applicable


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE SINGING MACHINE, COMPANY, INC.


Date: October 28, 2004                    /s/ Yi Ping Chan
                                         --------------------------
                                         Yi Ping Chan
                                         Interim CEO and Chief Operating Officer